UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 1, 2009 (March 31, 2009)
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 31, 2009, Quanta Services, Inc. (“Quanta”) entered into a Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement (the “Joinder Agreement”), among Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company and Safeco Insurance Company of America (collectively, the “New Co-Sureties”), American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., and The Insurance Company of the State of Pennsylvania (collectively, “AIG”), Federal Insurance Company (“Federal”), and the other parties designated therein as Indemnitors. Pursuant to the Joinder Agreement, the New Co-Sureties have been added as co-sureties to the Underwriting, Continuing Indemnity and Security Agreement dated March 14, 2005 among Quanta and the subsidiaries and affiliates of Quanta identified therein, AIG and Federal (the “Underwriting Agreement”), as amended by the Joinder Agreement and Amendment to Underwriting, Continuing Indemnity and Security Agreement dated November 28, 2006 (the “First Amendment”), by the Second Amendment to the Underwriting, Continuing Indemnity and Security Agreement dated January 9, 2008 (the Second Amendment”) and by the Joinder and Third Amendment to Underwriting, Continuing Indemnity and Security Agreement dated December 19, 2008. The foregoing summary of some of the terms of the Joinder Agreement is qualified in its entirety by reference to the complete text thereof, a copy of which is filed as an exhibit to this report and is incorporated herein by reference. The Underwriting Agreement was previously filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 16, 2005. The First Amendment was previously filed as Exhibit 99.1 to the Company’s Form 8-K filed on December 4, 2006. The Second Amendment was previously filed as Exhibit 10.34 to the Company’s Form 10-K filed on February 29, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Exhibit

99.1	Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of March 31, 2009, among American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., The Insurance Company of the State of Pennsylvania, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Safeco Insurance Company of America, Federal Insurance Company, Quanta Services, Inc., and the other Indemnitors identified therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April1, 2009

QUANTA SERVICES, INC.
By:	/s/ TANA L. POOL
	Name:	Tana L. Pool
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit

99.1	Joinder Agreement and Fourth Amendment to Underwriting, Continuing Indemnity and Security Agreement, dated as of March 31, 2009, among American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., The Insurance Company of the State of Pennsylvania, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Safeco Insurance Company of America, Federal Insurance Company, Quanta Services, Inc., and the other Indemnitors identified therein.